UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2008

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California 95054-1549

(Address of principal executive offices) (Zip Code)

(408) 765-8080

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 12, 2008, the Board of Directors of Intel Corporation (“Intel”) approved revising its Bylaws, effective immediately, to set forth more explicitly the processes that stockholders must follow and to specify additional information that stockholders must provide when proposing director nominations and other business in light of the increased usage of more complex voting/ownership arrangements. As amended, the Bylaws are intended to better assure that stockholders and Intel have a reasonable opportunity to consider nominations and other business proposed to be brought before a meeting of stockholders or to be proposed for a special meeting of stockholders and to allow for full information to be distributed to stockholders. The amendments do not change the timeframes in which advance notice of nominations or other business must be made.

The amendments:

•	revise the special meeting provisions to conform the advance notice requirements in the context of proposing business or nominating directors for consideration at a special meeting of stockholders;
•

define and otherwise clarify the scope of certain terms, more expressly address the operation of the advance notice provision, require a stockholder who provides notice under the provisions to consent to public disclosure of the information it provides and require an update of the stockholder's information as of the record date for the meeting;

•

require a stockholder to disclose additional information on the stockholder's interest in the matters being proposed and interests of the stockholder and its associates in Intel's stock, including disclosure of agreements that involve hedging, short positions and similar arrangements and agreements that involve acquiring, voting, holding or disposing of Intel’s stock;

•

require that a stockholder nominating a person for election as a director include in the advance notice certain information to enable Intel to determine whether the proposed nominee qualifies as an independent director;

•

provide for the applicability of the advance notice provisions to all proposals submitted for inclusion in Intel’s proxy statement, except for any non-binding (precatory) proposals that are submitted under Securities Exchange Act Rule 14a-8;

•	delete a provision providing for an additional notice period in every instance when the size of the Board is increased;
•	provide greater clarity regarding Intel’s authority to address non-compliance with the notice requirements; and
•	make technical and conforming changes in Article II.

The preceding is qualified in its entirety by reference to the Intel’s Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed as part of this Report:

Exhibit	Description
Number

3.1	Intel Corporation Bylaws, as amended on November 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)
/s/ Cary I. Klafter
Date: November 13, 2008	Cary I. Klafter Corporate Secretary